Related Parties	12 Months Ended
Dec. 31, 2015
Related Party Transactions [Abstract]
Related Party Disclosure

27.       Related parties

Shire considers that ArmaGen, Inc. (“ArmaGen”) is a related party by virtue of a combination of Shire's equity stake in ArmaGen and the worldwide licensing and collaboration agreement between the two parties to develop and commercialize AGT-182. In the year to December 31, 2015 Shire paid $2.5 million in cash to ArmaGen in exchange for an additional equity stake in ArmaGen, following which Shire holds approximately 21% of ArmaGen's issued equity. In addition, Shire recorded R&D costs arising from the licensing and collaboration arrangement of $7.8 million in the year to December 31, 2015, of which $0.5 million was accrued and unpaid as at December 31, 2015 (2014: $1.0 million).